UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2023

Tabula Rasa HealthCare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37888	46-5726437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100

Moorestown, New Jersey 08057

(Address of Principal Executive Offices, and Zip Code)

(866) 648-2767

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	TRHC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2023, the Board of Directors (the “Board”) of Tabula Rasa HealthCare, Inc. (the “Company”) and the Nominating and Corporate Governance Committee of the Board appointed Michael Bruno, the Company’s Vice President and Corporate Controller, as the Chief Accounting Officer of the Company. The appointment was effective immediately.

Mr. Bruno, 35, has been the Company’s Vice President and Corporate Controller since June 2022 and, prior thereto, served as the Company’s Assistant Controller since December 2018. Prior to joining the Company, Mr. Bruno served in a variety of roles with Citrin Cooperman & Company, LLP (“Citrin”), with increasing levels of responsibility including Manager from July 2015 through June 2017 and Director from July 2017 through December 2018. Prior to joining Citrin, Mr. Bruno had multiple roles at KPMG US LLP from October 2010 through August 2013. Mr. Bruno holds a Bachelor of Science degree in Accounting from La Salle University and a Masters of Business Administration in Accounting from La Salle University. He is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Bruno and any other person pursuant to which he was appointed as the Chief Accounting Officer of the Company. Mr. Bruno has no familial relationships with any executive officer or director of the Company and there have been no transactions in which the Company has participated and in which Mr. Bruno had a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Brian W. Adams
Brian W. Adams
President and Chief Executive Officer

Dated: August 4, 2023